JPMORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Natural Resources Fund

(Class A, Class C, Select Class, Class R2 and Class R5 Shares)

(a series of JPMorgan Trust I)

Supplement dated November 30, 2011

to the Prospectuses dated November 18, 2010, as supplemented

Effective immediately, the section “What are the Fund’s main investment strategies?” for the Fund is hereby replaced with the following:

The Fund will, under normal market conditions, invest at least 80% of its Assets in equity and equity-like securities of companies in the natural resources sector. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The natural resources sector includes companies directly or indirectly primarily engaged in the exploration for, extraction of, development, refinement, production or marketing of natural resources and companies that are primarily engaged in providing related goods or services, as determined by the adviser. The adviser may deem a company to be primarily engaged in, or to provide a related good or service to, a business activity or activities if: (i) at least 50% of its assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity or activities. The Fund may invest in securities of issuers located anywhere in the world and may invest any amount of its assets in emerging markets. Under normal circumstances, the Fund intends to invest at least 40% of its total assets in countries other than the United States.

Within the natural resources sector, the Fund anticipates that it will generally invest a significant portion of its assets in the gold & precious metals, base metals and energy sub-sectors. The Fund may also invest in other sub-sectors, including, but not limited to, forestry products, diamonds and soft commodities (commodities that are grown, rather than mined).

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies, where the adviser believes that such companies can present significant opportunities for investment returns.

The equity and equity-like securities of companies in the natural resources sector in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Other Depositary Receipts, convertible securities, warrants and rights, master limited partnerships (MLPs) and shares of investment companies, including exchange-traded funds (ETFs).

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of foreign or U.S. issuer or commodity-related securities, including pooled investment vehicles, such as grantor trusts, exchange-traded commodities (ETCs) or commodity pools or other instruments designed to produce returns relating to movements in prices of certain commodities or indices. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

The Fund may utilize derivatives, such as currency forwards, to reduce currency deviations, where practical, for the purpose of risk management. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Fund may use futures contracts, options, forwards, structured notes and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund is non-diversified.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio will be constructed predominantly through fundamental research and bottom-up stock selection. In analyzing companies in the natural resource sector, the adviser examines a host of factors which may include the quality, experience, character and reputation of management, the technical aspects of the company’s project(s), financing, ability/ plausibility of delivering the underlying product to the market and valuation.

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Allocation across the sub-sectors will vary according to which sector the adviser believes offers the greatest potential for investment returns, based on the adviser’s view of the current economic cycle. The allocation between sub-sectors can deviate substantially. There are no maximum or minimum limits as to the Fund’s investment in each sub-sector. The size of individual holdings will be determined by the adviser based on valuations, potential for returns, perceived stock specific risk as well as diversification considerations. In an effort to manage risk, generally, the adviser will attempt to invest across various sub-sectors, regions, companies and market capitalizations.

The Fund will generally sell securities if the adviser believes the issuer of such securities no longer meets certain investment criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE